Item 77 Q(1)(e) - TVT

New or Amended Investment Advisory Contracts
Amendment to Investment Advisory Agreement dated May 9, 2016 between Registrant and Guggenheim Partners Investment Management, LLC is incorporated herein by reference to Exhibit (d)(1)(b) to Post-Effective Amendment No. 30 to Registrants Registration
Statement filed on May 19, 2016, accession number: 0001628280-16-016508.